John Hancock Funds III

Supplement to the Institutional Class I shares prospectus dated 1/1/2007

International Allocation Portfolio

Effective February 12, 2007, the following changes shall be made:

Under the heading “Your account,” WHO CAN BUY SHARES:

The first sentence below has been deleted:

Class I shares are offered without any sales charge to certain types of investors, as noted below:

and replaced with:

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares—See OPENING AN ACCOUNT:

The bullet below has been deleted:

•	Retirement and other benefit plans and their participants

and replaced with the following:

•	Retirement and other benefit plans

The bullet below has been deleted:

•	Rollover assets for participants whose plans are invested in the fund

Under the heading “Your account,” OPENING AN ACCOUNT:

The paragraph numbered 3 has been deleted:

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no         minimum investment for retirement plans with at least 350 eligible employees.

and replaced with:

3 Determine how much you want to invest. The minimum initial investment is $250,000. The        minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

318IPS	2/07	February 6, 2007